Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Crane Co. (the”Company”) on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric C. Fast, President and Chief Executive Officer of the Company, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Crane Co. and will be retained by Crane Co. and furnished to the Securities and Exchange Commission or its staff upon request.

This Certification accompanies this Form 10-Q and shall not be treated as having been filed as part of this Form 10-Q.

/S/    ERIC C. FAST

Eric C. Fast

President and Chief Executive Officer

May 14, 2003